Exhibit 10.1

FIFTH AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS FIFTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of August 4, 2008 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Consenting Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).

W I T N E S S E T H:

1. The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.

2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.

3. The U.S. Borrower has advised the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders that (a) the U.S. Borrower, in each case as Purchaser thereunder, has entered into that certain (i) Purchase and Sale Agreement, dated as of July 3, 2008, with Nortex Minerals, L.P., Petrus Investment L.P., Petrus Development, L.P. and Perot Investment Partners, Ltd., as sellers thereunder (such Purchase and Sale Agreement being referred to herein as the “Nortex Purchase Agreement”), and (ii) Purchase and Sale Agreement, dated as of July 3, 2008, with Hillwood Oil & Gas, L.P., Burtex Minerals, L.P., Chief Resources, LP, Hillwood Alliance Operating Company, L.P., Chief Resources Alliance Pipeline LLC, Chief Oil & Gas LLC, Berry Barnett, L.P., Collins and Young, L.L.C. and Mark Rollins, as sellers thereunder (such Purchase and Sale Agreement being referred to herein as the “Hillwood Purchase Agreement” and, together with the Nortex Purchase Agreement, the “Subject Purchase Agreements”), pursuant to which, and upon the terms and conditions set forth therein, the U.S. Borrower has agreed to acquire (the “Subject Acquisition”) on the Closing Date (as such term is defined in each of the Subject Purchase Agreements and as such date may be extended in accordance with the terms of such Subject Purchase Agreements, herein referred to as the “Subject Acquisition Closing Date”) certain producing, leasehold, royalty and midstream assets (such acquired midstream assets (which shall not include any Borrowing Base Properties) being collectively referred to herein as the “Subject Midstream Assets”) associated with the Barnett Shale formation in the State of Texas and being defined in the Nortex Purchase Agreement as the “Royalties” and in the Hillwood Purchase Agreement as the “Assets” (all of which acquired assets being collectively referred to herein as the “Subject Assets”) for an aggregate consideration of U.S. $1,307,000,000 (subject to adjustment in accordance with the terms of the Subject Purchase Agreements, as so adjusted, the “Subject Acquisition Consideration”) comprised of (A) U.S. $1,000,000,000 in cash (subject to adjustment in accordance with the terms of the Subject Purchase Agreements, as so adjusted, the “Subject Acquisition Cash Consideration”), and (B) common stock of the U.S. Borrower having an aggregate market value of U.S. $307,000,000 (as such amount may be adjusted in accordance with the terms of the Subject Purchase Agreements, as so adjusted, the “Subject Equity Consideration”), (b) the U.S. Borrower intends to sell, or cause to be sold by other Loan Parties, the Subject Midstream Assets to one or more of the MLP Subsidiaries, which sale shall be made in accordance with the restrictions on transactions with Affiliates set forth in Section 7.9 of the U.S. Credit Agreement and Section 7.5 of the Canadian Credit Agreement (the “Subject Midstream Assets Sale”), (c) in connection with the Subject Acquisition, the U.S. Borrower will obtain the Second-Lien Term Loans on the Subject Acquisition Closing Date under the Second-Lien Credit Agreement in an aggregate principal amount not to exceed U.S. $700,000,000, and the U.S. Borrower will (i) borrow such Second-Lien Term Loans on the Subject Acquisition Closing Date and use the proceeds thereof, together with the proceeds of Loans borrowed by the U.S. Borrower under the U.S. Credit Agreement on or about the Subject Acquisition Closing Date, solely to pay the Subject Acquisition Cash Consideration and fees and expenses incurred or payable by the U.S. Borrower in connection with the Subject Transactions (as hereinafter defined), and (ii) grant junior and subordinate Liens (the “Second-Lien Term Debt Liens”) on the Collateral securing the U.S. Obligations in favor of the Second-Lien Administrative Agent to secure the Second-Lien Term Debt, (d) concurrently with obtaining the Second-Lien Term Loans on the Subject Acquisition Closing Date, the U.S. Borrower will grant junior and subordinate Liens (the “Permitted Senior Notes Debt Liens” and, together with the Second-Lien Term Debt Liens, the “Subject Second-Liens”) on the Collateral securing the U.S. Obligations in favor of the holders of the Permitted Senior Notes to secure the Permitted Senior Notes Debt, which Permitted Senior Notes Debt Liens will be, until the Second-Lien Termination Date, equal and ratable with the Second-Lien Term Debt Liens and (e) in connection with the grant of the Subject Second-Liens, the Global Administrative Agent, the Second-Lien Administrative Agent, the U.S. Borrower and certain of its Subsidiaries will enter into the Second-Lien Intercreditor Agreement.  The transactions described in this paragraph (including, without limitation, (A) the transactions contemplated by the Subject Purchase Agreements, (B) the transactions contemplated by the Second-Lien Loan Documents, (C) the Subject Midstream Assets Sale, and (D) the granting of the Subject Second-Liens to secure the Second-Lien Term Debt and the Permitted Senior Notes Debt) and the transactions contemplated by this Amendment (including, without limitation, any amendments to, and consents under, the Combined Loan Documents which may be effected by this Amendment and actions that the Loan Parties are required to take in connection herewith on or before the Subject Acquisition Closing Date) are collectively referred to herein as the “Subject Transactions.”

4. The U.S. Borrower and the Canadian Borrower have requested that the Combined Lenders consent to the consummation of the Subject Transactions, and, in reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction or waiver of the conditions precedent, set forth herein, the Consenting Combined Lenders consent to the consummation of the Subject Transactions as provided in Section III hereof.

5. Further, in connection with the Subject Transactions, the parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I. Amendments to U.S. Credit Agreement.  In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section IV hereof on or prior to the Subject Acquisition Closing Date, the U.S. Credit Agreement shall be amended effective as of the Subject Acquisition Closing Date in the manner provided in this Section I:

A. The definitions of “Applicable Margin,” “Canadian Newco,” “Change of Control,” “Collateral,” “Existing Convertible Note Indenture,” “Existing Subordinate Note Indenture,” “Guarantor,” “Guaranty,” “Loan Documents,” “Loan Parties,” “Material Adverse Effect,” “Material Subsidiary,” “Permitted Senior Notes Debt,” “Permitted Senior Notes Documents,” “Required Reserve Value” and “U.S. Required Reserve Value” contained in Section 1.1 of the U.S. Credit Agreement shall be amended in their entirety to read as follows:

“Applicable Margin” means:

(a)           for any day during the Second-Lien Period, and with respect to any Eurodollar Loans, any ABR Loans, any Specified Rate Swingline Loans or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “ABR Loans”, “Specified Rate Swingline Loans” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

Global Borrowing Base Utilization:	Eurodollar Loan (in basis points)	ABR Loans (in basis points)	Specified Rate Swingline Loans (in basis points)	Commitment Fees (in basis points)
Less than 50%	137.5	0	137.5	25.0
50% or greater and less than 75%	162.5	12.5	162.5	30.0
75% or greater and less than 90%	187.5	37.5	187.5	35.0
90% or greater	212.5	62.5	212.5	37.5

(b)           for any day other than a day during the Second-Lien Period, and with respect to any Eurodollar Loans, any ABR Loans, any Specified Rate Swingline Loans or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “ABR Loans”, “Specified Rate Swingline Loans” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

Global Borrowing Base Utilization:	Eurodollar Loan (in basis points)	ABR Loans (in basis points)	Specified Rate Swingline Loans (in basis points)	Commitment Fees (in basis points)
Less than 50%	112.5	0	112.5	25.0
50% or greater and less than 75%	137.5	0	137.5	30.0
75% or greater and less than 90%	162.5	0	162.5	35.0
90% or greater	187.5	0	187.5	37.5

In the case of each of clauses (a) and (b) above, (i) any change in the Applicable Margin will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization, and (ii) any change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Canadian Newco” means Quicksilver Resources Horn River Inc., an Alberta, Canada corporation and a Wholly-Owned Subsidiary of the Borrower, and the successor by name change to 1373159 Alberta Ltd., an Alberta, Canada corporation.

“Change of Control” means the occurrence, after the date hereof, of any of the following events: (a) any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Darden Group, shall have acquired ownership, directly or indirectly, beneficially or of record, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, or (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors or the stockholders of the Borrower nor (ii) appointed by directors a majority of whom was so nominated, or (c) except as permitted by Section 7.4 and Section 7.5(a), the Borrower shall cease to own, directly or indirectly, 100% of the issued and outstanding Equity Interests of each Guarantor, or (d) during the Second-Lien Period, a “Change of Control” as defined in any Second-Lien Loan Document, or (e) during the period when any Indebtedness under the Existing Convertible Debentures is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in the Existing Convertible Note Indenture, or (f) during the period when any Indebtedness under the Existing Subordinate Notes is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in the Existing Subordinate Note Indenture, or (g) during the period when any Permitted Senior Notes Debt is outstanding, a “Change of Control,” “Change in Control” or similar event as defined in any Permitted Senior Notes, but only to the extent, in the case of clauses (e), (f) and (g), the occurrence of any such event gives rise to an obligation of the Borrower or any other Loan Party to redeem, repay or repurchase, or otherwise offer to redeem, repay or repurchase, all or any portion of the Permitted Senior Notes Debt or Existing Subordinate Debt which is not otherwise permitted by the terms of this Agreement.

“Collateral” means, collectively, (a) any and all “Collateral” and “Mortgaged Property”, as defined in the Security Documents and the Canadian Security Documents, and (b) during the Second-Lien Period, the term “Collateral” shall also include any other Property of the Borrower or any of its Subsidiaries upon which a Lien has been granted (or is required to be granted) pursuant to the Second-Lien Loan Documents or the Permitted Senior Notes Documents to secure the Second-Lien Term Debt or the Permitted Senior Notes Debt, as applicable, in the case of this clause (b), to the extent the Borrower and/or any of its Subsidiaries were not otherwise required to grant Liens in such Property in accordance with the Combined Loan Documents in effect immediately prior to the effectiveness of the Fifth Amendment.

“Existing Convertible Note Indenture” means that certain Indenture dated as of November 1, 2004, between the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, as the same may be modified, amended, renewed, supplemented, extended, restated, increased or replaced from time to time to the extent permitted hereunder and under such Existing Convertible Note Indenture.

“Existing Subordinate Note Indenture” means that certain Indenture dated as of December 22, 2005, between the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, as supplemented by that certain (a) First Supplemental Indenture, dated as of March 16, 2006, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, (b) Second Supplemental Indenture, dated as of July 31, 2006, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, (c) Third Supplemental Indenture, dated as of September 26, 2006, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, and (d) Fourth Supplemental Indenture, dated as of October 31, 2007, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, and as the same may be modified, amended, renewed, supplemented, restated, increased or replaced from time to time to the extent permitted hereunder and under such Existing Subordinate Note Indenture.

“Guarantor” means each Material Subsidiary listed on Exhibit L (except QR Canada and Foreign Subsidiaries) under the heading “Material Subsidiaries,” (b) each Subsidiary that is required to execute a Guaranty pursuant to Section 5.15, (c) each other Subsidiary that Guarantees or is required to Guarantee the Permitted Senior Notes Debt, and (d) each other Subsidiary that Guarantees or is required to Guarantee the Second-Lien Term Debt.

“Guaranty” means a Guaranty by a Guarantor in favor of the Global Administrative Agent, substantially in the form of Exhibit G, as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents.  The term “Guaranties” shall include each and every Guaranty executed and delivered by a Guarantor.

“Loan Documents” means (a) this Agreement, the Notes, the Security Documents, the Fee Letter, the Intercreditor Agreement, the Second-Lien Intercreditor Agreement, the Hedging Agreements between the Borrower or any of its U.S. Subsidiaries and any Lender or any Affiliate of a then current Lender, any Borrowing Request, any Interest Election Request, any Additional Lender Certificate, and any Assignment and Acceptance, and (b) each other agreement, document or instrument delivered by the Borrower or any other Person in connection with this Agreement, in each case, as such may be amended, modified, restated or supplemented from time to time.

“Loan Parties” means the Borrower, the Guarantors, the Canadian Borrower, and any Subsidiary of the Borrower and any Subsidiary (as defined in the Canadian Credit Agreement) of the Canadian Borrower, in each case, that executes a Combined Loan Document (other than any Subsidiary for which the only Combined Loan Document it executes is an acknowledgment of a Lien or security interest on Equity Interests issued by it granted by a Loan Party pursuant to a Combined Loan Document), for so long as such Combined Loan Document is in effect.

“Material Adverse Effect” means a material and adverse effect on (a) the financial condition, business operations, properties or assets of the Borrower and its Subsidiaries, taken as a whole, (b) (i) the validity and enforceability of this Agreement, the Notes, the Security Documents or any other material Combined Loan Documents, or (ii) the perfection or priority of any material Lien purported to be created thereby, (c) the right or ability of the Loan Parties to fully, completely and timely pay and perform their obligations under the Combined Loan Documents, or (d) the rights and remedies available to the Global Administrative Agent, the Canadian Administrative Agent, the Issuing Bank, the Issuing Bank (as defined in the Canadian Credit Agreement) or any Combined Lender under any Combined Loan Document.

“Material Subsidiary” means (a) any Subsidiary of the Borrower listed on Exhibit L under the heading “Material Subsidiaries,” (b) any Subsidiary of the Borrower that (i) is designated by the Borrower in writing to the Global Administrative Agent as a Material Subsidiary, (ii) owns Mortgaged Properties or (iii) is a direct or indirect parent of any Material Subsidiary, and (c) during the Second-Lien Period, any other Subsidiary of the Borrower that is a Guarantor.

“Permitted Senior Notes Debt” means the Indebtedness (in addition to, and not including, Existing Subordinate Debt) of the Borrower outstanding from time to time under the Permitted Senior Notes Documents (including Guarantees thereof by Subsidiaries), including all renewals, refinancings, replacements, and extensions thereof to the extent permitted hereunder and made in accordance with the terms of the Combined Loan Documents (including Section 7.14), provided, that, after the Second-Lien Period, all such Indebtedness shall be unsecured.

“Permitted Senior Notes Documents” means the Permitted Senior Notes, the Permitted Senior Notes Indenture, and all promissory notes, guarantees, security agreements, pledge agreements, mortgages, deeds of trust and other documents, instruments and agreements executed and delivered pursuant to or in connection with the Permitted Senior Notes Indenture evidencing, guaranteeing, securing or otherwise pertaining to the Permitted Senior Notes Debt.

“Required Reserve Value” means Proved Mineral Interests in respect of the Borrowing Base Properties that in the aggregate have a Recognized Value of (a) during the Second-Lien Period, not less than ninety-five percent (95%) of the Recognized Value of all Proved Mineral Interests in respect of the Borrowing Base Properties held by the Borrower and its Subsidiaries, and (b) at all other times, not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests in respect of the Borrowing Base Properties held by the Borrower and its Subsidiaries.

“U.S. Required Reserve Value” means Proved Mineral Interests in respect of the U.S. Borrowing Base Properties that have a Recognized Value of (a) during the Second-Lien Period, not less than ninety-five percent (95%) of the Recognized Value of all Proved Mineral Interests in respect of the U.S. Borrowing Base Properties held by the Borrower and its Subsidiaries, and (b) at all other times, not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests in respect of the U.S. Borrowing Base Properties held by the Borrower and its Subsidiaries.

B. The definition of “Permitted Encumbrances” contained in Section 1.1 of the U.S. Credit Agreement shall be amended by (i) deleting the word “or” at the end of subsection (s) thereof; (ii) deleting the existing subsection (t) thereof; and (iii) inserting the following subsections (t) and (u) after subsection (s) thereof:

“(t)           during the Second-Lien Period only, Liens in favor of the Second Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture and/or the holders of the Permitted Senior Notes to secure all or any portion of the Second-Lien Term Debt, the Permitted Senior Notes Debt and any Guarantees by any Subsidiaries of any thereof, and any other obligations under the Second-Lien Documents and the Permitted Senior Notes Documents, which Liens are junior, subordinate and inferior to the Liens created by the Security Documents as provided in the Second-Lien Intercreditor Agreement; or

(u)           Liens not otherwise included in this definition so long as (A) neither (i) the aggregate outstanding principal amount of the obligations of all of the Loan Parties secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) U.S. $40,000,000 at any one time, and (B) such Liens do not encumber any Collateral.”

C. Section 1.1 of the U.S. Credit Agreement shall be amended by inserting the definitions of “BBEP,” “BBEP Common Units,” “BBEP Fair Market Value,” “Draft Second Lien Credit Agreement,” “Excess Available Cash,” “Fifth Amendment,” “Global Availability,” “Global Availability Deficiency,” “Midstream Activities,” “Midstream Assets,” “MLP Gathering and Processing Agreement,” “MLP Omnibus Agreement,” “NYMEX,” “Permitted Senior Notes,” “Permitted Senior Notes Indenture,” “Proved PV-10 Domestic Value,” “Proved PV-10 Value,” “PV-10 Reserve Report,” “Second-Lien Administrative Agent,” “Second-Lien Credit Agreement,” “Second-Lien Intercreditor Agreement,” “Second-Lien Loan Documents,” “Second-Lien Period,” “Second-Lien Term Debt,” “Second-Lien Term Lenders,” “Second-Lien Term Loans,” “Second-Lien Termination Date,” “Specified MLP Assets,” “Subject Acquisition Closing Date,” “Three Year Strip Price,” “Total Debt” and “Total Secured Debt” in appropriate alphabetical order:

“BBEP” means BreitBurn Energy Partners L.P., a Delaware limited partnership.

“BBEP Common Units” means Common Units of BBEP, and shall include any securities into or for which such Common Units are reclassified, converted or exchanged in connection with (a) a consolidation, merger, reorganization or other business combination transaction to which BBEP is a party and in which BBEP is the continuing or surviving Person or (b) a transfer of all or substantially all of the assets of BBEP.

“BBEP Fair Market Value” means, as of the last day of any Fiscal Quarter, the product of (a) the average per share closing price of BBEP Common Units, as reported on the NASDAQ Global Select Market (or, if not the NASDAQ Global Select Market, the principal securities exchange or inter-dealer quotation system on which the Common Units are listed or quoted for trading at such time), for each of the trading days during such Fiscal Quarter (provided, that if, on such day, BBEP Common Units are not listed or quoted for trading on any nationally recognized securities exchange or inter-dealer quotation system in the United States, such average per share closing price shall be deemed to be zero); and (b) the number of BBEP Common Units owned by the Borrower or any other Loan Party on such day.

“Designated Global Oil and Gas Properties” means those Oil and Gas Properties owned by the Borrower or any other Loan Party, or in which the Borrower or any other Loan Party has an economic interest, that are included in the then most recently delivered Proved PV-10 Reserve Report.

“Draft Second-Lien Credit Agreement” means the draft of the Second Lien Credit Agreement dated July 30, 2008 attached as Annex I to the Fifth Amendment.

“Excess Available Cash” means, at any time, the excess, if any, of (a) the proceeds of Borrowings and borrowings under the Canadian Credit Agreement made within 45 days prior to such time over (b) the portion of such proceeds that has been used, or is reasonably expected by the Borrower to be used within 46 days after such time, by the Borrower and the other Loan Parties for working capital and other general corporate purposes.

“Fifth Amendment” means that certain Fifth Amendment to Combined Credit Agreements dated as of August 4,  2008, by and among the Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders party thereto.

“Global Availability” means, at any time, an amount equal to (a) the lesser of the Global Commitment and the Global Borrowing Base, in each case, as in effect at such time minus (b) Combined Credit Exposure as in effect at such time.

“Global Availability Deficiency” means, at any time, when (a) the sum of (i) the Global Availability at such time and (ii) the Excess Available Cash at such time is less than (b) the greater of (i) 10% of the Global Borrowing Base at such time and (ii) $100,000,000.

“Midstream Activities” means, with respect to any Person, collectively, the treatment, processing, gathering, dehydration, compression, blending, transportation, storage, transmission, marketing, buying or selling or other disposition, whether for such Person’s own account or for the account of others, of oil, natural gas, natural gas liquids or other liquid or gaseous hydrocarbons, including that used for fuel or consumed in the foregoing activities; provided, that “Midstream Activities” shall in no event include the drilling, completion or servicing of oil or gas wells, including, without limitation, the ownership of drilling rigs.

“Midstream Assets” means, collectively, (a) the “Subject Midstream Assets” as defined in the Fifth Amendment, and (b) other assets useful in any of the MLP Subsidiaries’ Midstream Activities, which in each case include pipeline and gas processing assets, but which do not include any Borrowing Base Properties owned by any Loan Party.

“MLP Gathering and Processing Agreement” means that certain Fifth Amended and Restated Cowtown Gas Facilities Gas Gathering and Processing Agreement, dated as of August 10, 2007, among the Borrower, Pipeline Partners and Processing Partners.

“MLP Omnibus Agreement” means that certain Omnibus Agreement, dated as of August 10, 2007, among the General Partner, the MLP, Operating LLC and the Borrower.

“NYMEX” means the New York Mercantile Exchange.

“Permitted Senior Notes” means, collectively, each of the Borrower’s 8¼% Senior Notes due 2015, as amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder and under the Permitted Senior Notes Indenture.

“Permitted Senior Notes Indenture” means that certain Indenture dated as of December 22, 2005, between the Borrower and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, as supplemented by that certain (a) Fifth Supplemental Indenture dated as of June 27, 2008, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, and (b) Sixth Supplemental Indenture dated as of July 10, 2008, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, and as the same may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder and under such Permitted Senior Notes Indenture.

“Proved PV-10 Domestic Value” means, as of any date, the present value of estimated future net cash flows to be realized from Proved Mineral Interests attributable to Designated Oil and Gas Properties of the Loan Parties located in the United States, as set forth in the PV-10 Reserve Report most recently delivered pursuant hereto prior to such date, calculated in accordance with the rules and regulations of the SEC in effect from time to time and using the Three-Year Strip Price for crude oil (WTI) and natural gas (Henry Hub), as quoted on the NYMEX as of the date as of which the information set forth in such PV-10 Reserve Report is provided (as adjusted for basis differentials), and discounted using an annual discount rate of 10%.  The amount of Proved PV-10 Domestic Value at any time (a) shall be calculated on a pro forma basis for dispositions and acquisitions of Designated Oil and Gas Properties located in the United States consummated by the Loan Parties since the date of the PV-10 Reserve Report most recently delivered pursuant hereto prior to such time (provided that, in the case of any such acquisition, the Administrative Agent shall have received a PV-10 Reserve Report evaluating the Proved Mineral Interests attributable to the Designated Oil and Gas Properties located in the United States subject thereto in form and substance reasonably acceptable to the Administrative Agent and accompanied by such certifications as to the matters set forth therein as the Administrative Agent may reasonably request) and (b) shall be adjusted to give effect to the Hedge Agreements in respect of Oil and Gas Hedge Transactions of the United States Loan Parties then in effect.

“Proved PV-10 Value” means, as of any date, the present value of estimated future net cash flows to be realized from Proved Mineral Interests attributable to Designated Oil and Gas Properties of the Loan Parties, as set forth in the PV-10 Reserve Report most recently delivered pursuant hereto prior to such date, calculated in accordance with the rules and regulations of the SEC in effect from time to time and using the Three-Year Strip Price for crude oil (WTI) and natural gas (Henry Hub), as quoted on the NYMEX as of the date as of which the information set forth in such PV-10 Reserve Report is provided (as adjusted for basis differentials), and discounted using an annual discount rate of 10%.  The amount of Proved PV-10 Value at any time (a) shall be calculated on a pro forma basis for dispositions and acquisitions of Designated Oil and Gas Properties consummated by the Loan Parties since the date of the PV-10 Reserve Report most recently delivered pursuant hereto prior to such time (provided that, in the case of any such acquisition, the Administrative Agent shall have received a PV-10 Reserve Report evaluating the Proved Mineral Interests attributable to the Designated Oil and Gas Properties subject thereto in form and substance reasonably acceptable to the Administrative Agent and accompanied by such certifications as to the matters set forth therein as the Administrative Agent may reasonably request) and (b) shall be adjusted to give effect to the Hedge Agreements in respect of Oil and Gas Hedge Transactions of the Loan Parties then in effect.

“PV-10 Reserve Report” means any reserve report delivered pursuant to the definitions of the terms “Proved PV-10 Value” and “Proved PV-10 Domestic Value”.  For purposes hereof, references to the “most recent PV-10 Reserve Report delivered pursuant hereto” and words of similar import shall be deemed to refer to both (i) the most recent PV-10 Reserve Report delivered pursuant hereto with respect to the Oil and Gas Properties of the Loan Parties located in the United States and (ii) the most recent PV-10 Reserve Report delivered pursuant hereto with respect to the Oil and Gas Properties of the Loan Parties located in Canada.

“Second-Lien Administrative Agent” has the meaning given to the term “Administrative Agent” (or any comparable term) in the Second-Lien Credit Agreement.

“Second-Lien Credit Agreement” means the Credit Agreement entered into as of the Subject Acquisition Closing Date among the Borrower, the Second-Lien Term Lenders party thereto, the Second-Lien Administrative Agent and the other agents and arrangers party thereto, as may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted hereunder, under such Second-Lien Credit Agreement and under the Second-Lien Intercreditor Agreement.

“Second-Lien Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Subject Acquisition Closing Date, substantially in the form attached as Exhibit O, among the Global Administrative Agent, the Second-Lien Administrative Agent and the other parties thereto (as applicable), as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Second-Lien Loan Documents” has the meaning given to the term “Loan Documents” (or comparable term) in the Second-Lien Credit Agreement.

“Second-Lien Period” means the period from and including the Subject Acquisition Closing Date to and including the Second-Lien Termination Date.

“Second-Lien Term Debt” means the Indebtedness of the Borrower outstanding from time to time under the Second-Lien Credit Agreement (including Guarantees thereof by Subsidiaries), including all renewals, refinancings, replacements and extensions thereof to the extent permitted hereunder and under the Second-Lien Intercreditor Agreement and made in accordance with the terms of the Combined Loan Documents (including Section 7.14).

“Second-Lien Term Lenders” has the meaning given to the term “Lenders” (or comparable term) in the Second-Lien Credit Agreement.

“Second-Lien Term Loans” has the meaning given to the term “Loans” (or comparable term) in the Second Lien Credit Agreement.

“Second-Lien Termination Date” means the date on which all of the following shall have occurred:

(a)           all of the Second-Lien Term Debt (other than contingent expense reimbursement and indemnification obligations) has been paid in full;

(b)           the Second-Lien Loan Documents have been terminated (except as to expense reimbursement and indemnification provisions and other provisions contained therein that are customarily stated to survive any termination, such as confidentiality); and

(c)           all Liens securing the Second-Lien Term Debt and the Permitted Senior Notes Debt have been released or terminated.

“Specified MLP Assets” means all of the assets that any of the MLP Subsidiaries have an obligation or option to purchase from the Borrower or any other Loan Party pursuant to Section 4.4 of the MLP Gathering and Processing Agreement and Sections 2.2(b) and 2.3 of the MLP Omnibus Agreement.

“Subject Acquisition Closing Date” has the meaning given to the term “Subject Acquisition Closing Date” in the Fifth Amendment.

“Three-Year Strip Price” means, as of any date, (a) for the 36 month period commencing with the month immediately following the month in which such date occurs, the monthly futures contract prices for crude oil and natural gas for the 36 succeeding months as quoted on the NYMEX and (b) for periods after such 36-month period, the average of such quoted prices for the period from and including the 25th month in such 36-month period through the 36th month in such period.

“Total Debt” means, as of any date, the sum, without duplication, of (a) the aggregate principal amount of Indebtedness of the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, but excluding Indebtedness of any Person that is not a Loan Party except to the extent such Indebtedness constitutes Indebtedness of a Loan Party (including pursuant to a Guarantee), and (b) the aggregate principal amount of Indebtedness of any Person that is not a Loan Party that is Guaranteed as of such date by the Borrower or any other Loan Party.

“Total Secured Debt” means, at any time, Total Debt that is secured by or arises in connection with a Lien on any asset of the Borrower or any other Loan Party.

D. Section 3.2 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:

“SECTION 3.2  Loan Party and Governmental Authorization; Contravention.  The execution, delivery and performance of this Agreement and the other Loan Documents by each Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act, (ii) actions or filings necessary to create or perfect the Liens required hereby or by any other Combined Loan Document, (iii) actions or filings that have been taken or made and are in full force and effect, and (iv) actions or filings which, if not taken or made, would not reasonably be expected to have a Material Adverse Effect) and (d) do not (i) contravene, or constitute a default under, any provision of (A) applicable Governmental Rule (including, without limitation, Regulation U), except any contravention or default that would not reasonably be expected to have a Material Adverse Effect, (B) the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Loan Party, or (C) any agreement, judgment, injunction, order, decree or other instrument binding upon any Loan Party, including, without limitation, any Existing Subordinate Note Document, any Permitted Senior Notes Document or any Second-Lien Loan Document, except any contravention or default that would not reasonably be expected to have a Material Adverse Effect and, with respect to the Existing Convertible Debentures and Existing Convertible Note Indenture, assuming that any repurchase of the Existing Convertible Debentures pursuant to Section 3.06 of the Existing Convertible Note Indenture, and that any payment of the Existing Subordinate Notes, is made (1) at a time at which immediately before and after giving effect to such repurchase no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency has occurred and is continuing or results therefrom, (2) with the proceeds from the sale of shares of common stock of the Borrower, or (3) in compliance with the last sentence of Section 7.14, or (ii) result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.”

E. Section 3.21 of the U.S. Credit Agreement shall be amended by (i) deleting the word “or” at the end of clause (c) of the first sentence thereof, and (ii) inserting the following after clause (d) thereof:

“, or (e) if the Borrower elects and so long as, and only so long as, both immediately before and after giving effect to such Borrowing, no Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency exists and is continuing or results therefrom, to pay the Borrower’s obligations under the Second-Lien Credit Agreement”

F. Section 5.17 of the U.S. Credit Agreement shall be amended by inserting the following new clause (g) at the end of such Section following clause (f) thereof:

“(g)           Notwithstanding any other provision contained herein, in the event that the Second-Lien Credit Agreement contains any covenant in Articles V, VI or VII of the Second-Lien Credit Agreement (other than Sections 7.07 and 7.13 of the Second-Lien Credit Agreement), in each case, taken as a whole after giving effect to all differences in definitions that are directly or indirectly used therein, that is either more restrictive than the corresponding covenant contained herein taken as a whole or not comparable to, or new or different from, any covenant contained herein, this Agreement shall be deemed to have been amended, if and only for so long as the Second-Lien Period is in effect, to incorporate such covenant, mutatis mutandis, into Article V, VI or VII hereof, as applicable, in replacement of the applicable corresponding covenant in this Agreement or, if no such corresponding covenant exists, as a new covenant in any such Article (as such covenant may be amended or waived from time to time under the Second-Lien Credit Agreement).  In connection with the foregoing, the parties hereto further agree to execute any amendment or consent documentation the sole purpose of which is to implement conforming amendments and modifications to this Agreement and/or any other Loan Document as the Global Administrative Agent determines to be appropriate and necessary in its reasonable discretion to effectuate the intent of the foregoing sentence.”

G. Article VI of the U.S. Credit Agreement shall be amended by inserting the following Section 6.3 and Section 6.4 to such Article:

“SECTION 6.3 Total Debt Asset Coverage Ratio.  During the Second-Lien Period, the Borrower will not permit, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) the Proved PV-10 Value as of such day plus (ii) 50% of the BBEP Fair Market Value as of such day, to (b) the Total Debt as of such day to be less than 1.50 to 1.00.

SECTION 6.4 Total Secured Debt Asset Coverage Ratio.  During the Second-Lien Period, the Borrower will not permit, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) the Proved PV-10 Value as of such day plus (ii) 50% of the BBEP Fair Market Value as of such day, to (b) the Total Secured Debt as of such day to be less than the ratio set forth below opposite the period that includes such day:

Period	Ratio
September 30, 2008 to September 30, 2010	2.00 to 1.00
December 31, 2010 and thereafter	2.25 to 1.00

H. Section 7.1 of the U.S. Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (p) thereof, (ii) inserting the word “and” at the end of clause (q) thereof, (iii) inserting the following clause (r) after clause (q) thereof:

“(r)           the Second-Lien Term Debt; provided, however, that the aggregate principal amount of such Second-Lien Term Debt does not exceed U.S. $700,000,000;”

and (iv) revising the proviso following subsection (r) thereof to read in full as follows:

“provided, that, the Borrower may not incur new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinate Debt, the Permitted Senior Notes Debt or the Second-Lien Term Debt; provided, that any such renewal, extension, refinancing or replacement of any such Indebtedness shall not result in (A) an increase in the maximum aggregate principal amount of such Indebtedness, except to the extent such increase is in the amount of customary fees and expenses incurred by the Borrower or any other Loan Party in connection with any such renewal, extension, refinancing or replacement, (B) an increase in the rate of interest payable in cash with respect to such Indebtedness, (C) any Liens securing such Indebtedness being extended to any additional property of any Loan Party, except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (D) any Loan Party that is not obligated with respect to repayment of such Indebtedness immediately prior to such renewal, extension, refinancing or replacement thereof being required to become obligated with respect thereto, except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (E) a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, replaced or renewed, (F) terms less favorable to the obligor thereunder than the terms of such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement thereof and (G) if such Indebtedness that is renewed, extended, refinanced or replaced was subordinated in right of payment to the Obligations, subordination terms and conditions that are less favorable to the Global Administrative Agent and the Lenders as those that were applicable to the renewed, extended, refinanced or replaced Indebtedness, and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14) described in clauses (f), (i), (j), (o) and (r) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”

I. Section 7.5(a) of the U.S. Credit Agreement shall be amended by (i) deleting the words “and/or” at the end of clause (xi) thereof, and (ii) inserting the following clauses (xiii) and (xiv) after clause (xii) thereof:

“(xiii)                      the sale, transfer or disposition of the Specified MLP Assets to any of the MLP Subsidiaries in accordance with the applicable provisions of the MLP Gathering and Processing Agreement and/or the MLP Omnibus Agreement, and/or

(xiv)                      the sale, transfer or disposition of any of the Midstream Assets to any of the MLP Subsidiaries, provided that any such sale, transfer or disposition is made in accordance with Section 7.9 hereof;”

J. Section 7.5(b) of the U.S. Credit Agreement shall be amended by inserting the following provision after the references to the word “assets” which appear at the end of both clause (i) and clause (ii) of such Section:

“, including, without limitation, any Liens in favor of the Second-Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture and/or the holders of the Permitted Senior Notes securing the Second-Lien Term Debt and/or the Permitted Senior Notes Debt”.

K. Section 7.6 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:

“SECTION 7.6  Amendments to Organizational Documents; Other Material Agreements.  The Borrower will not, nor will the Borrower permit any other Loan Party to, enter into or permit any modification or amendment of, or waive any material right or obligations of any Person under, (a) its Organic Documents (other than amendments, modifications and waivers which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), (b) the Existing Subordinate Note Documents, (c) the Permitted Senior Notes Documents, and (d) the Second-Lien Loan Documents; provided, that the Borrower may enter into or obtain amendments, modifications or waivers to or under any of the Existing Subordinate Note Documents, the Permitted Senior Notes Documents or the Second-Lien Loan Documents which do not provide for or have any of the following effects:  (i) cause (A) the outstanding principal balance of the Existing Subordinate Debt to exceed U.S. $500,000,000 at any time, (B) the outstanding principal balance of the Permitted Senior Notes Debt to exceed U.S. $500,000,000 at any time, and (C) the outstanding principal balance of the Second-Lien Term Debt to exceed U.S. $700,000,000 at any time (in each case, as reduced by any principal payments, prepayments or redemptions to the extent permitted (or not prohibited) by Section 7.14 hereof or any other principal payments hereafter made with the express written consent of the Majority Lenders); (ii) increase the amount of any scheduled payment of principal or interest on the Existing Subordinate Debt, Permitted Senior Notes Debt or Second-Lien Term Debt; (iii) hasten or accelerate the date upon which any installment of principal or interest of any Existing Subordinate Debt, any Permitted Senior Notes Debt or any Second-Lien Term Debt is due or otherwise accelerate the amortization schedule with respect to such Existing Subordinate Debt, Permitted Senior Notes Debt or Second-Lien Term Debt; (iv) increase the rate of interest payable in cash accruing on the Existing Subordinate Debt, Permitted Senior Notes Debt or Second-Lien Term Debt (other than (x) any increase to the coupon rate (i.e., the stated rate of interest) on the Permitted Senior Notes not in excess of 9% per annum or (y) an increase to the “Default Rate” (or comparable term) in the circumstances provided for in the Existing Subordinate Note Documents, the Permitted Senior Notes Documents or the Second-Lien Loan Documents, as applicable, or impose any additional premium or penalty in connection with the prepayment or late payment of the Existing Subordinate Debt, Permitted Senior Notes Debt or Second-Lien Term Debt; (v) subject to the last proviso of this Section 7.6, provide for the payment of additional fees, or for any increase in existing fees, in connection with the Existing Subordinate Debt, Permitted Senior Notes Debt or Second-Lien Term Debt; or (vi) amend or modify any covenant, obligation or default of the Borrower or any applicable Subsidiary contained in the Existing Subordinate Note Documents, Permitted Senior Notes Documents or the Second-Lien Loan Documents (including, without limitation, financial ratios) in a manner which makes such covenants, obligations or defaults materially more restrictive or onerous than those contained in, (1) in the case of the applicable Existing Subordinate Note Documents, the Existing Subordinate Note Documents as in effect on the Global Effective Date or in the Combined Credit Agreements as then in effect, (2) in the case of the Permitted Senior Notes Documents, the Permitted Senior Notes Documents as in effect on the date the Permitted Senior Notes Debt was issued and such documents were first entered into by the Borrower or applicable Subsidiary thereof (without giving effect to any subsequent amendment or modification) other than the Sixth Supplemental Indenture dated as of July 10, 2008, or in the Combined Credit Agreements as then in effect, or (3) in the case of the Second-Lien Loan Documents, the Second-Lien Loan Documents as in effect on the Subject Acquisition Closing Date or in the Combined Credit Agreements as then in effect, provided, that the Borrower may enter into or obtain amendments or modifications under the Second-Lien Loan Documents which are expressly permitted by the terms of the Second-Lien Intercreditor Agreement; provided, however, that, notwithstanding the foregoing or anything else to the contrary contained in any Combined Loan Document, any agent, any trustee and any holder of Existing Subordinate Debt, any holder of Permitted Senior Notes or any Second-Lien Term Lender shall be entitled to receive fees for amendments (to the extent such amendments are permitted hereby), providing consents, waiving defaults or granting forbearances (but solely to the extent such fees are customary, do not exceed market rates and are permitted by the Existing Subordinate Note Documents, the Permitted Senior Notes Documents and the Second-Lien Loan Documents or otherwise approved by the Global Administrative Agent), and to the reimbursement of any reasonable out-of-pocket expenses (including fees and expenses of attorneys, appraisers, consultants and advisors) relating thereto in accordance with the terms of the Existing Subordinate Note Documents, the Permitted Senior Notes Documents and the Second-Lien Loan Documents, respectively.”

L. Section 7.14 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:

“SECTION 7.14  Existing Subordinate Debt, Permitted Senior Notes Debt, Second-Lien Term Debt and Falcon Seaboard Settlement Agreement.  In addition to the other restrictions contained in this Article VII, the Borrower will not, nor will the Borrower permit any other Loan Party to, directly or indirectly, (a) make any payment of principal or any other item of any Existing Subordinate Debt (other than accrued interest thereon and reasonable fees and expenses incurred in accordance with the terms thereof and Restricted Payments made with respect to any Existing Subordinate Debt in accordance with Section 7.2 to repurchase fractional shares of the Borrower’s Equity Interests that arise or result from the conversion of any such Existing Subordinate Debt) or payment in respect of the purchase, repurchase, redemption or defeasance of principal or such other item of Existing Subordinate Debt (other than accrued interest thereon and reasonable fees and expenses incurred in accordance with the terms thereof and Restricted Payments made with respect to any Existing Subordinate Debt in accordance with Section 7.2 to repurchase fractional shares of the Borrower’s Equity Interests that arise or result from the conversion of any such Existing Subordinate Debt) at any time prior to the earlier of (i) the termination of all Commitments and Canadian Commitments, the payment and performance in full of the Combined Obligations, the termination or expiration of all Letters of Credit and the “Letters of Credit” (as defined in the Canadian Credit Agreement), and the termination or payment of all “Bankers’ Acceptances” (as defined in the Canadian Credit Agreement) and (ii) the scheduled maturity of such Existing Subordinate Debt; (b) make any prepayment of interest on any Existing Subordinate Debt prior to the time that such interest is due except as expressly permitted by the terms hereof and by the terms of the documentation evidencing or governing such Existing Subordinate Debt; (c) permit (x) the outstanding principal balance of all Existing Subordinate Debt to exceed U.S. $500,000,000 at any time, (y) the outstanding principal balance of all Permitted Senior Notes Debt to exceed U.S. $500,000,000 at any time, and (z) the outstanding principal balance of all Second-Lien Term Debt to exceed U.S. $700,000,000 at any time (in each case, as reduced by any principal payments, prepayments or redemptions to the extent permitted (or not prohibited) by this Section 7.14 or any other principal payments hereafter made with the express written consent of the Majority Lenders); (d) make any delivery on or with respect to the Falcon Seaboard Settlement Agreement, except as expressly permitted by the terms of the Falcon Seaboard Settlement Agreement; or (e) make any optional or voluntary payment or prepayment of principal, interest or any other item of any Second-Lien Term Debt or Permitted Senior Notes Debt, or any optional or voluntary payment in respect of the purchase, repurchase, redemption or defeasance of principal, interest or other item of such Second Lien Term Debt or Permitted Senior Notes Debt, at any time prior to the earlier of (i) the termination of all Commitments and Canadian Commitments, the payment and performance in full of the Combined Obligations, the termination or expiration of all Letters of Credit and the “Letters of Credit” (as defined in the Canadian Credit Agreement), and the termination or payment of all “Bankers’ Acceptances” (as defined in the Canadian Credit Agreement) and (ii) the scheduled maturity of such Second Lien Term Debt or Permitted Senior Notes Debt, as applicable; provided, however, that, the Borrower and/or any Subsidiaries may (x) deliver gas volumes at any time and from time to time prior to the stated delivery date thereof by Borrower or any Affiliate of Borrower, or settle in cash at any time and from time to time the Borrower’s obligations, under the Falcon Seaboard Settlement Agreement, (y) prepay or pay, or purchase, repurchase, redeem or defease, at any time and from time to time all or a portion of the principal of, and interest on and any other item payable with respect to, the Existing Subordinate Debt, prior to the applicable scheduled maturity thereof, and may pay, purchase, repurchase, redeem or defease the Existing Subordinate Debt on or after the applicable maturity date therefor, and (z) may optionally or voluntarily prepay, pay, purchase, repurchase, redeem or defease at any time and from time to time all or any portion of the principal of, and interest on and any other item payable with respect to, any of the Permitted Senior Notes Debt and/or the Second-Lien Term Debt prior to the applicable scheduled maturity date thereof, and may pay, purchase, repurchase, redeem or defease the Permitted Senior Notes Debt and/or the Second Lien Term Debt after the applicable maturity date therefor, in the case of each of clauses (x), (y) and (z), (i) so long as, and only so long as, both immediately before and after giving effect to such prepayment, payment, purchase, repurchase, redemption or defeasance, no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency exists and is continuing or results therefrom, or (ii) if and to the extent such prepayment, payment, purchase, repurchase, redemption or defeasance is made with shares of common stock of the Borrower and/or the proceeds from the sale or issuance of the common stock of the Borrower.  Notwithstanding anything to the contrary contained in any Combined Loan Document, the Borrower shall be permitted to (A) extend, renew, refinance or replace the Existing Subordinate Debt, the Permitted Senior Notes Debt and/or the Second-Lien Term Debt at any time so long as the final maturity date of any such extension, renewal, refinancing or replacement is no earlier than six (6) months after the Maturity Date and/or (B) repay, prepay, purchase, repurchase, redeem, or defease any of the Existing Subordinate Debt, the Permitted Senior Notes Debt and/or the Second-Lien Term Debt using (i) proceeds of the issuance of common stock of the Borrower or (ii) shares of common stock of the Borrower.”

M. Article VII of the U.S. Credit Agreement shall be amended to add the new Section 7.16 at the end thereof which shall read in full as follows:

“SECTION 7.16  Additional Global Borrowing Base and U.S. Borrowing Base Restrictions.Notwithstanding anything herein to the contrary, until the Second-Lien Termination Date, neither the Global Borrowing Base nor the U.S. Borrowing Base shall be increased to an amount, in each case, greater than (a) U.S. $1,200,000,000 or (2) thirty percent (30%) of the Adjusted Consolidated Net Tangible Assets (as defined in the Draft Second-Lien Credit Agreement) at such time, unless the Borrower has submitted evidence reasonably satisfactory to the Global Administrative Agent that such increase in the Global Borrowing Base or U.S. Borrowing Base, as applicable, is permitted at such time under the Second-Lien Loan Documents.”

N. Section 8.1 of the U.S. Credit Agreement shall be amended by (i) restating subsection (n) thereof in its entirety to read as follows:

“(n)           a “Default” or “Event of Default” under, and as each such term is defined in, each material Existing Subordinate Note Document, including, without limitation, the Existing Subordinate Note Indenture and the Existing Convertible Note Indenture, each material Permitted Senior Notes Document, and each material Second-Lien Loan Document, shall occur and be continuing;”

(ii) deleting the word “or” at the end of clause (o) thereof;

(iii) inserting “; or” at the end of clause (p) thereof; and

(iv) inserting the following clause (q) after clause (p) thereof:

“(q)           (i) the Liens securing the Second-Lien Term Debt, the Permitted Senior Notes Debt and/or any Guarantees thereof shall cease, for any reason, to be, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes Indenture or any holder of any Permitted Senior Notes Debt not to be, validly subordinated to the Liens securing the Combined Obligations to the extent provided or required by the Second-Lien Intercreditor Agreement or (ii) the Liens securing the Combined Obligations and the Combined Obligations themselves shall cease to constitute, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes or any holder of any Permitted Senior Notes Debt not to constitute, “First Priority Liens” or “First Lien Obligations” (or any comparable terms), respectively, under and to the extent required by the Second-Lien Intercreditor Agreement.”

O. Section 10.08 of the U.S. Credit Agreement shall be amended by (i) replacing the reference to “or any of its Subsidiaries” in the first sentence of such Section with “or any other Loan Party” and (ii) replacing the reference to “its Subsidiaries” in the second sentence of such Section with “the other Loan Parties”.

P. Section 10.17 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:

“SECTION 10.17  Intercreditor Agreement; Second-Lien Intercreditor Agreement; Security Documents; Designation.  Each Lender on behalf of itself and any Affiliate which is a counterparty to a Hedging Agreement acknowledges and agrees that the Global Administrative Agent has entered into (or will enter into) the Intercreditor Agreement, the Second-Lien Intercreditor Agreement and the Security Documents on behalf of itself, the other Agents, Lenders and Affiliates thereof that are parties to a Hedge Transaction, and each of them (by their signature hereto or to the Fifth Amendment, or otherwise by their acceptance of the benefits of the Security Documents) hereby authorizes the Global Administrative Agent to enter into, and hereby agree to be bound by the terms of, the Intercreditor Agreement, the Second-Lien Intercreditor Agreement and such Security Documents, acknowledge receipt of copies of the Intercreditor Agreement, the Second-Lien Intercreditor Agreement and such Security Documents and consent to the rights, powers, remedies, indemnities and exculpations given to the Global Administrative Agent thereunder.  For so long as the Intercreditor Agreement shall be in effect, the terms and conditions of this Agreement and the other Loan Documents are subject to the terms of the Intercreditor Agreement.  In the event of any inconsistency between this Agreement or any other Loan Document and the terms of the Intercreditor Agreement, the Intercreditor Agreement shall control.  In the event of any inconsistency between this Agreement and the terms of any other Loan Document (other than the Intercreditor Agreement), this Agreement shall control.  Each Lender agrees to its Designation as set forth on Schedule 2.1.  In furtherance of the foregoing, each Lender party to the Fifth Amendment, on behalf of itself and its successors and assigns, agrees that it will not consent to, and will exercise its voting and other consensual rights under the Loan Documents in opposition to, any action that would be inconsistent with any acknowledgment, agreement, consent or waiver made by the Global Administrative Agent in the Intercreditor Agreement or in the Second-Lien Intercreditor Agreement.”

Q. Exhibit L to the U.S. Credit Agreement shall be amended by replacing Exhibit L to the U.S. Credit Agreement with Exhibit L attached to this Amendment.

R. The U.S. Credit Agreement shall be amended by inserting and incorporating Exhibit O to this Amendment to and into the U.S. Credit Agreement as Exhibit O thereto.

II. Amendments to Canadian Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section IV hereof on or prior to the Subject Acquisition Closing Date, the Canadian Credit Agreement shall be amended effective as of the Subject Acquisition Closing Date in the manner provided in this Section II:

A. The definitions of “Applicable Margin,” “Canadian Newco,” “Collateral,” “Existing Convertible Note Indenture,” “Existing Subordinate Note Indenture,” “Guarantor,” “Guaranty,” “Loan Documents,” “Loan Parties,” “Material Adverse Effect,” “Material Subsidiary,” “Permitted Senior Notes Debt,” “Permitted Senior Notes Documents” and “Required Reserve Value” contained in Section 1.1 of the Canadian Credit Agreement shall be amended in their entirety to read as follows:

“Applicable Margin” means:

(a)           for any day during the Second-Lien Period, and with respect to any Eurodollar Loans, any Canadian Prime Loans, any U.S. Prime Loans, any Bankers’ Acceptances or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “U.S. Prime Loans”, “Canadian Prime Loans”, “Bankers’ Acceptances Stamping Fee” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

Global Borrowing Base Utilization:	Eurodollar Loan (in basis points)	U.S. Prime Loans (in basis points)	Canadian Prime Loans (in basis points)	Bankers’ Acceptances Stamping Fee (in basis points)	Commitment Fees (in basis points)
Less than 50%	137.5	0	0	137.5	25.0
50% or greater and less than 75%	162.5	12.5	12.5	162.5	30.0
75% or greater and less than 90%	187.5	37.5	37.5	187.5	35.0
90% or greater	212.5	62.5	62.5	212.5	37.5

(b)           for any day other than a day during the Second-Lien Period, and with respect to any Eurodollar Loans, any Canadian Prime Loans, any U.S. Prime Loans, any Bankers’ Acceptances or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “U.S. Prime Loans”, “Canadian Prime Loans”, “Bankers’ Acceptances Stamping Fee” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

Global Borrowing Base Utilization:	Eurodollar Loan (in basis points)	U.S. Prime Loans (in basis points)	Canadian Prime Loans (in basis points)	Bankers’ Acceptances Stamping Fee (in basis points)	Commitment Fees (in basis points)
Less than 50%	112.5	0.0	0.0	112.5	25.0
50% or greater and less than 75%	137.5	0.0	0.0	137.5	30.0
75% or greater and less than 90%	162.5	0.0	0.0	162.5	35.0
90% or greater	187.5	0.0	0.0	187.5	37.5

In the case of each of clauses (a) and (b) above, (i) any change in the Applicable Margin will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization, and (ii) any change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Canadian Newco” means Quicksilver Resources Horn River Inc., an Alberta, Canada corporation and a Wholly-Owned Subsidiary of the Parent, and the successor by name change to 1373159 Alberta Ltd., an Alberta, Canada corporation.

“Collateral” shall have the meaning set forth in the U.S. Credit Agreement.

“Existing Convertible Note Indenture” means that certain Indenture dated as of November 1, 2004, between the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, as the same may be modified, amended, renewed, supplemented, extended, restated, increased or replaced from time to time to the extent permitted under the Combined Credit Agreements and under such Existing Convertible Note Indenture.

“Existing Subordinate Note Indenture” means that certain Indenture dated as of December 22, 2005, between the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, as supplemented by that certain (a) First Supplemental Indenture, dated as of March 16, 2006, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, (b) Second Supplemental Indenture, dated as of July 31, 2006, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, (c) Third Supplemental Indenture, dated as of September 26, 2006, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, and (d) Fourth Supplemental Indenture, dated as of October 31, 2007, among the Borrower, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, and any successor trustee, and as the same may be modified, amended, renewed, supplemented, restated, increased or replaced from time to time to the extent permitted under the Combined Credit Agreements and under such Existing Subordinate Note Indenture.

“Guarantor” means collectively (i) the Parent, (ii) Canadian Newco, (iii) each Material Subsidiary, (iv) each U.S. Material Subsidiary that now or hereafter executes and delivers a U.S. Material Subsidiary Guaranty, including each Material Subsidiary and U.S. Material Subsidiary that is required to execute a Guaranty pursuant to Section 5.9, (v) each other Subsidiary of the Parent that Guarantees or is required to Guarantee the Permitted Senior Notes Debt, and (vi) each other Subsidiary of the Parent that Guarantees or is required to Guarantee the Second-Lien Term Debt.

“Guaranty” means collectively (i) the Parent Guaranty, (ii) the Canadian Newco Guaranty, (iii) each Material Subsidiary Guaranty, (iv) each U.S. Material Subsidiary Guaranty, and (v) each other Guaranty executed and delivered by a Guarantor in favor of the Global Administrative Agent and substantially in the form of the Parent Guaranty.  The term “Guaranties” shall include each and every Guaranty executed and delivered by a Guarantor.

“Loan Documents” means (a) this Agreement, the Notes, the Security Documents, the Fee Letter, the Intercreditor Agreement, the Second-Lien Intercreditor Agreement, the Hedging Agreements between the Borrower or any of its Subsidiaries and any Lender or any Affiliate of a then current Lender, any Borrowing Request, any Interest Election Request, any Additional Lender Certificate, and any Assignment and Acceptance, and (b) each other agreement, document or instrument delivered by the Borrower or any other Person in connection with this Agreement, in each case, as such may be amended, modified, restated or supplemented from time to time.

“Loan Parties” means the Parent, the Borrower, the Guarantors and any Subsidiary or any Subsidiary of the Parent, in each case, that executes a Combined Loan Document (other than any Subsidiary for which the only Combined Loan Document it executes is an acknowledgment of a Lien or security interest on Equity Interests issued by it granted by a Loan Party pursuant to a Combined Loan Document), for so long as such Combined Loan Document is in effect.

“Material Adverse Effect” means a material and adverse effect on (a) the financial condition, business operations, properties or assets of the Borrower and its Subsidiaries, taken as a whole, (b) (i) the validity and enforceability of this Agreement, the Notes, the Security Documents or any other material Combined Loan Documents, or (ii) the perfection or priority of any material Lien purported to be created thereby, (c) the right or ability of the Loan Parties to fully, completely and timely pay and perform their obligations under the Combined Loan Documents, or (d) the rights and remedies available to the Global Administrative Agent, the Canadian Administrative Agent, the Issuing Bank, the Issuing Bank (as defined in the U.S. Credit Agreement) or any Combined Lender under any Combined Loan Document.

“Material Subsidiary” means (a) any Subsidiary of the Borrower that is domiciled in Canada and listed on Exhibit L to the U.S. Credit Agreement under the heading “Material Subsidiaries,” (b) any Subsidiary of the Borrower that (i) is designated by the Borrower in writing to the Global Administrative Agent as a Material Subsidiary, (ii) owns Mortgaged Properties or (iii) is a direct or indirect parent of any Material Subsidiary, and (c) during the Second-Lien Period, any other Subsidiary of the Borrower that is a Guarantor.

“Permitted Senior Notes Debt” means the Indebtedness (in addition to, and not including, Existing Subordinate Debt) of the Parent outstanding from time to time under the Permitted Senior Notes Documents (including Guarantees thereof by Subsidiaries of the Parent), including all renewals, refinancings, replacements, and extensions thereof to the extent permitted under the Combined Credit Agreements and made in accordance with the terms of the Combined Loan Documents (including Section 7.14 of the U.S. Credit Agreement), provided, that, after the Second-Lien Period, all such Indebtedness shall be unsecured.

“Permitted Senior Notes Documents” means the Permitted Senior Notes, the Permitted Senior Notes Indenture, and all promissory notes, guarantees, security agreements, pledge agreements, mortgages, deeds of trust and other documents, instruments and agreements executed and delivered pursuant to or in connection with the Permitted Senior Notes Indenture evidencing, guaranteeing, securing or otherwise pertaining to the Permitted Senior Notes Debt.

“Required Reserve Value” means Proved Mineral Interests in respect of the Borrowing Base Properties that in the aggregate have a Recognized Value of (a) during the Second-Lien Period, not less than ninety-five percent (95%) of the Recognized Value of all Proved Mineral Interests in respect of the Borrowing Base Properties held by the Parent and its Subsidiaries, and (b) at all other times, not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests in respect of the Borrowing Base Properties held by the Parent and its Subsidiaries.

B. The definition of “Permitted Encumbrances” contained in Section 1.1 of the Canadian Credit Agreement shall be amended by (i) deleting the word “or” at the end of subsection (s) thereof; (ii) deleting the existing subsection (t) thereof; and (iii) inserting the following subsections (t) and (u) after subsection (s) thereof:

“(t)           during the Second-Lien Period only, Liens in favor of the Second-Lien Term Lenders, the Second-Lien Administrative Agent, the trustee under any Mortgage, the trustee under the Permitted Senior Notes Indenture and/or the holders of the Permitted Senior Notes to secure all or any portion of the Second-Lien Term Debt, the Permitted Senior Notes Debt and any Guarantees by any Subsidiaries of the Parent thereof, and any other obligations under the Second-Lien Loan Documents and the Permitted Senior Notes Documents, which Liens are junior, subordinate and inferior to the Liens created by the Security Documents as provided in the Second-Lien Intercreditor Agreement; or

(u)           Liens not otherwise included in this definition so long as (A) neither (i) the aggregate outstanding principal amount of the obligations of all of the Loan Parties secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) U.S. $40,000,000 at any one time, and (B) such Liens do not encumber any Collateral.”

C. Section 1.1 of the Canadian Credit Agreement shall be amended by inserting the definitions of “Draft Second-Lien Credit Agreement,” “Fifth Amendment,” “Permitted Senior Notes,” “Permitted Senior Notes Indenture,” “Second-Lien Administrative Agent,” “Second-Lien Credit Agreement,” “Second-Lien Intercreditor Agreement,” “Second-Lien Loan Documents,” “Second-Lien Period,” “Second-Lien Term Debt,” “Second-Lien Term Lenders” and “Second-Lien Termination Date” in appropriate alphabetical order:

“Draft Second-Lien Credit Agreement” means the draft of the Second Lien Credit Agreement dated July 30, 2008 attached as Annex I to the Fifth Amendment.

“Fifth Amendment” means that certain Fifth Amendment to Combined Credit Agreements dated as of August 4, 2008, by and among the Borrower, the Parent, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders party thereto.

“Permitted Senior Notes” means, collectively, each of the Parent’s 8¼% Senior Notes due 2015, as amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted under the Combined Credit Agreements and under the Permitted Senior Notes Indenture.

“Permitted Senior Notes Indenture” means that certain Indenture dated as of December 22, 2005, between the Parent and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, as supplemented by that certain (a) Fifth Supplemental Indenture dated as of June 27, 2008, among the Parent, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, and (b) Sixth Supplemental Indenture dated as of July 10, 2008, among the Parent, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A. (as successor by merger), as trustee, and any successor trustees, and as the same may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted under the U.S. Credit Agreement and under such Permitted Senior Notes Indenture.

“Second-Lien Administrative Agent” has the meaning given to the term “Administrative Agent” (or any comparable term) in the Second-Lien Credit Agreement.

“Second-Lien Credit Agreement” means the Credit Agreement entered into as of the Subject Acquisition Closing Date, among the Parent, the Second-Lien Term Lenders party thereto, the Second-Lien Administrative Agent and the other agents and arrangers party thereto, as may be amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time to the extent permitted under the U.S. Credit Agreement, under such Second-Lien Credit Agreement and under the Second-Lien Intercreditor Agreement.

“Second-Lien Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Subject Acquisition Closing Date, substantially in the form attached as Exhibit O to the U.S. Credit Agreement, among the Global Administrative Agent, the Second-Lien Administrative Agent and the other parties thereto (as applicable), as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Second-Lien Loan Documents” has the meaning given to the term “Loan Documents” (or comparable term) in the Second-Lien Credit Agreement.

“Second-Lien Period” means the period from and including the Subject Acquisition Closing Date to and including the Second-Lien Termination Date.

“Second-Lien Term Debt” means the Indebtedness of the Parent outstanding from time to time under the Second-Lien Credit Agreement (including Guarantees thereof by Subsidiaries of the Parent), including all renewals, refinancings, replacements and extensions thereof to the extent permitted under the U.S. Credit Agreement and under the Second-Lien Intercreditor Agreement and made in accordance with the terms of the Combined Loan Documents (including Section 7.14 of the U.S. Credit Agreement).

“Second-Lien Term Lenders” has the meaning given to the term “Lenders” (or comparable term) in the Second-Lien Credit Agreement.

“Second-Lien Termination Date” means the date on which all of the following shall have occurred:

(a)           all of the Second-Lien Term Debt (other than contingent expense reimbursement and indemnification obligations) has been paid in full;

(b)           the Second-Lien Loan Documents have been terminated (except as to expense reimbursement and indemnification provisions and other provisions contained therein that are customarily stated to survive any termination, such as confidentiality); and

(c)           all Liens securing the Second-Lien Term Debt and the Permitted Senior Notes Debt have been released or terminated.

D. Section 3.2 of the Canadian Credit Agreement shall be amended in its entirety to read as follows:

“SECTION 3.2  Loan Party and Governmental Authorization; Contravention.  The execution, delivery and performance of this Agreement and the other Loan Documents by each Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act, (ii) actions or filings necessary to create or perfect the Liens required hereby or by any other Combined Loan Document, (iii) actions or filings that have been taken or made and are in full force and effect, and (iv) actions or filings which, if not taken or made, would not reasonably be expected to have a Material Adverse Effect) and (d) do not (i) contravene, or constitute a default under, any provision of (A) applicable Governmental Rule, except any contravention or default that would not reasonably be expected to have a Material Adverse Effect, (B) the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Loan Party, or (C) any agreement, judgment, injunction, order, decree or other instrument binding upon any Loan Party, including, without limitation, any Existing Subordinate Note Document, any Permitted Senior Notes Document or any Second-Lien Loan Document, except any contravention or default that would not reasonably be expected to have a Material Adverse Effect and, with respect to the Existing Convertible Debentures and Existing Convertible Note Indenture, assuming that any repurchase of the Existing Convertible Debentures pursuant to Section 3.06 of the Existing Convertible Note Indenture, and that any payment of the Existing Subordinate Notes, is made (1) at a time at which immediately before and after giving effect to such repurchase no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency has occurred and is continuing or results therefrom, (2) with the proceeds from the sale of shares of common stock of the Borrower, or (3) in compliance with the last sentence of Section 7.14 of the U.S. Credit Agreement, or (ii) result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.”

E. Section 7.1 of the Canadian Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (p) thereof, (ii) inserting the word “and” at the end of clause (q) thereof, (iii) inserting the following clause (r) after clause (q) thereof:

“(r)           the Second-Lien Term Debt; provided, however, that the aggregate principal amount of such Second-Lien Term Debt does not exceed U.S. $700,000,000;”

and (iv) revising the proviso following subsection (r) thereof to read in full as follows:

“provided, that, the Borrower may not incur new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinate Debt, the Permitted Senior Notes Debt or the Second-Lien Term Debt; provided, that any such renewal, extension, refinancing or replacement of any such Indebtedness shall not result in (A) an increase in the maximum aggregate principal amount of such Indebtedness, except to the extent such increase is in the amount of customary fees and expenses incurred by the Borrower or any other Loan Party in connection with any such renewal, extension, refinancing or replacement, (B) an increase in the rate of interest payable in cash with respect to such Indebtedness, (C) any Liens securing such Indebtedness being extended to any additional property of any Loan Party, (D) except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (E) any Loan Party that is not obligated with respect to repayment of such Indebtedness immediately prior to such renewal, extension, refinancing or replacement thereof being required to become obligated with respect thereto, (F) except in accordance with the documentation relating to such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement, (G) a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, replaced or renewed, (H) terms less favorable to the obligor thereunder than the terms of such Indebtedness in effect immediately prior to such renewal, extension, refinancing or replacement thereof and (I) if such Indebtedness that is renewed, extended, refinanced or replaced was subordinated in right of payment to the Obligations, subordination terms and conditions that are less favorable to the Global Administrative Agent and the Lenders as those that were applicable to the renewed, extended, refinanced or replaced Indebtedness, and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14 of the U.S. Credit Agreement) described in clauses (f), (i), (j), (o) and (r) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”

F. Article VII of the Canadian Credit Agreement shall be amended to add the new Section 7.8 at the end thereof which shall read in full as follows:

“SECTION 7.8  Additional Global Borrowing Base Restrictions.  Notwithstanding anything herein to the contrary, until the Second-Lien Termination Date, the Global Borrowing Base shall not be increased to an amount greater than (a) U.S. $1,200,000,000 or (2) thirty percent (30%) of the Adjusted Consolidated Net Tangible Assets at such time (as defined in the Draft Second-Lien Credit Agreement), unless the Parent has submitted evidence reasonably satisfactory to the Global Administrative Agent that such increase in the Global Borrowing Base is permitted at such time under the Second-Lien Loan Documents.”

G. Section 8.1 of the Canadian Credit Agreement shall be amended by (i) restating subsection (n) thereof in its entirety to read as follows:

“(n)           a “Default” or “Event of Default” under, and as each such term is defined in, each material Existing Subordinate Note Document, including, without limitation, the Existing Subordinate Note Indenture and the Existing Convertible Note Indenture, each material Permitted Senior Notes Document, and each material Second-Lien Loan Document shall occur and be continuing;”

(i) deleting the word “or” at the end of clause (o) thereof;

(ii) inserting “; or” at the end of clause (p) thereof; and

(iii) inserting the following clause (q) after clause (p) thereof:

“(q)           (i) the Liens securing the Second-Lien Term Debt, the Permitted Senior Notes Debt and/or any Guarantees thereof shall cease, for any reason, to be, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes Indenture or any holder of any Permitted Senior Notes Debt not to be, validly subordinated to the Liens securing the Combined Obligations to the extent provided or required by the Second-Lien Intercreditor Agreement or (ii) the Liens securing the Combined Obligations and the Combined Obligations themselves shall cease to constitute, or shall be asserted by any Loan Party, any Second-Lien Term Lender, the Second-Lien Administrative Agent, the trustee under the Permitted Senior Notes or any holder of any Permitted Senior Notes Debt not to constitute, “First Priority Liens” or “First Lien Obligations” (or any comparable terms), respectively, under and to the extent required by the Second-Lien Intercreditor Agreement.”

H. Section 10.17 of the Canadian Credit Agreement shall be amended in its entirety to read as follows:

“SECTION 10.17  Intercreditor Agreement; Second-Lien Intercreditor Agreement; Security Documents; Designation.  Each Lender on behalf of itself and any Affiliate which is a counterparty to a Hedging Agreement acknowledges and agrees that the Global Administrative Agent has entered into (or will enter into) the Intercreditor Agreement, the Second-Lien Intercreditor Agreement and the Security Documents on behalf of itself, the other Agents, Lenders and Affiliates thereof that are parties to a Hedge Transaction, and each of them (by their signature hereto or to the Fifth Amendment, or otherwise by their acceptance of the benefits of the Security Documents) hereby authorizes the Global Administrative Agent to enter into, and hereby agree to be bound by the terms of, the Intercreditor Agreement, the Second-Lien Intercreditor Agreement and such Security Documents, acknowledge receipt of copies of the Intercreditor Agreement, the Second-Lien Intercreditor Agreement and such Security Documents and consent to the rights, powers, remedies, indemnities and exculpations given to the Global Administrative Agent thereunder.  For so long as the Intercreditor Agreement shall be in effect, the terms and conditions of this Agreement and the other Loan Documents are subject to the terms of the Intercreditor Agreement.  In the event of any inconsistency between this Agreement or any other Loan Document and the terms of the Intercreditor Agreement, the Intercreditor Agreement shall control.  In the event of any inconsistency between this Agreement and the terms of any other Loan Document (other than the Intercreditor Agreement), this Agreement shall control.  Each Lender agrees to its Designation as set forth on Schedule 2.1.  In furtherance of the foregoing, each Lender party to the Fifth Amendment, on behalf of itself and its successors and assigns, agrees that it will not consent to, and will exercise its voting and other consensual rights under the Loan Documents in opposition to, any action that would be inconsistent with any acknowledgment, agreement, consent or waiver made by the Global Administrative Agent in the Intercreditor Agreement or in the Second-Lien Intercreditor Agreement.”

III. Consent to Subject Transactions.  The consummation of the Subject Transactions (or certain transactions comprising the Subject Transactions) are, without giving effect to this Amendment, prohibited by certain provisions of the Combined Credit Agreements and the other Combined Loan Documents, including, without limitation, Section 7.1, Section 7.3, Section 7.5 and Section 7.14 of the U.S. Credit Agreement, and Section 7.1 and Section 7.2 of the Canadian Credit Agreement, and the U.S. Borrower and the Canadian Borrower hereby request that the Combined Lenders consent to the consummation of the Subject Transactions.  In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section IV hereof, the Consenting Combined Lenders hereby consent to the consummation of the Subject Transactions as of the Subject Acquisition Closing Date.

IV. Effectiveness.  The effectiveness of the amendments to the U.S. Credit Agreement contained in Section I hereof, the amendments to the Canadian Credit Agreement contained in Section II hereof and the consent contained in Section III hereof is subject to the satisfaction of each of the following conditions precedent:

A. The Subject Transactions (other than the Subject Midstream Assets Sale) shall be consummated on or prior to September 30, 2008 and on materially the same terms and conditions as set forth in the (i) Subject Purchase Agreements (including, without limitation, the Subject Acquisition shall be consummated for the Subject Acquisition Cash Consideration and the Subject Equity Consideration set forth therein), as the Subject Purchase Agreements may be amended, modified or supplemented, or as any of the conditions precedent thereunder may be waived, in each case to the extent any such amendment, modification, supplement or waiver is not materially adverse to the interests of the Combined Lenders, and (ii) copy of the draft Second-Lien Credit Agreement dated July 30, 2008 attached hereto as Annex I, as such draft may be amended, modified or supplemented, or as any of the conditions precedent thereunder may be waived, in each case solely to the extent any such amendment, modification, supplement or waiver is not adverse in any manner to the interests of the Combined Lenders.

B. The Global Administrative Agent and the Combined Lenders shall have received (i) copies of the Subject Purchase Agreements, including any and all supplements, amendments or modifications thereto, which documents, and supplements, amendments or modifications thereto shall be certified by the Borrower as true, correct and complete, (ii) copies of the material Second-Lien Loan Documents, which material Second-Lien Loan Documents shall be certified by the U.S. Borrower as true, correct and complete, (iii) copies of the MLP Gathering and Processing Agreement and the MLP Omnibus Agreement, which documents shall be certified by the U.S. Borrower as true, correct and complete, and (iv) any other documents and information regarding the Subject Transactions reasonably requested by the Global Administrative Agent.

C. The Global Administrative Agent shall have received from each party thereto a counterpart of the Second-Lien Intercreditor Agreement duly executed on behalf of such party (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart of such agreement by such party), which shall be substantially in the form attached as Exhibit O to this Amendment and otherwise in form and substance acceptable to the Global Administrative Agent.

D. The Global Administrative Agent shall have received counterparts of such Security Documents, including, without limitation, Pledge Agreements (together with, as applicable to the extent such certificates exist, equity interest certificates), Mortgages (including, without limitation, Mortgages covering the Subject Assets that are Borrowing Base Properties as and to the extent the Loan Parties are required to mortgage such Subject Assets in accordance with the Combined Loan Documents, as amended hereby), Security Agreements and Guaranties, each dated as of or prior to the Subject Acquisition Closing Date, duly executed and delivered by the applicable Loan Parties, as applicable, and all related financing statements, such that (i) any Collateral not previously pledged to the Global Administrative Agent pursuant to the terms of the Security Documents, but required to be pledged to the Second-Lien Administrative Agent pursuant to the terms of the Second-Lien Loan Documents, is pledged to the Global Administrative Agent, for the benefit of the Lenders and any Affiliate of any Lender that is a party to a Hedge Transaction, to secure the Combined Obligations, and (ii) the representations and warranties contained in the Combined Credit Agreements, including, without limitation, Section 3.5, Section 3.7 and Section 3.25 of the U.S. Credit Agreement and Section 3.16 of the Canadian Credit Agreement, and the covenants contained in the Combined Credit Agreements, including, without limitation, Section 5.17 of the U.S. Credit Agreement and Section 5.10 of the Canadian Credit Agreement (in each case after giving effect to this Amendment), are true and correct in all material respects on the Subject Acquisition Closing Date.

E. The Global Administrative Agent shall have received (i) customary title opinions and/or other evidence of title as the Global Administrative Agent shall deem reasonably necessary or appropriate to verify the U.S. Borrower’s or any applicable Subsidiary’s title to not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests which are subject to Mortgages delivered (or to be delivered pursuant to Section IV.D. above) by the Loan Parties pursuant to the terms of the Combined Loan Documents (including, without limitation, this Amendment), (ii) legal opinions of each of (a) the General Counsel of the U.S. Borrower and (b) Jones Day, counsel to the U.S. Borrower, in each case in form and substance reasonably satisfactory to the Global Administrative Agent, as the Global Administrative Agent shall deem reasonably necessary or appropriate regarding the creation and perfection of the additional Liens created or intended to be created by the Security Documents delivered pursuant to Section IV.D. above on and dated as of the Subject Acquisition Closing Date, and regarding such other matters related to the Subject Transactions as the Global Administrative Agent may request, and (iii) environmental assessment reports as to the Property of the U.S. Borrower and its Subsidiaries to the extent (a) not previously delivered to the Global Administrative Agent, and (b) delivered to the Second-Lien Administrative Agent and/or Second-Lien Term Lenders in connection with the closing of the Second-Lien Credit Agreement.

F. On the Subject Acquisition Closing Date, and after giving effect to the consummation of the Subject Transactions and the terms of this Amendment, no Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency shall have occurred which is continuing, nor shall any Subject Transaction result in any Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency (after giving effect to the terms of this Amendment).

G. The Combined Borrowers shall have paid all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred as of the Subject Acquisition Closing Date, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to such applicable date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other Combined Loan Documents to be executed and delivered in connection therewith.

H. The Collateral and Borrowing Base Properties shall be free and clear of all Liens, except Permitted Encumbrances (as such term is modified by this Amendment).  All filings, notices, recordings and other action necessary to perfect the Liens in the Collateral shall have been made, given or accomplished or arrangements for the completion thereof reasonably satisfactory to the Global Administrative Agent and its counsel shall have been made and all filing fees and other expenses related to such actions shall either have been paid in full or arrangements shall have been made for their payment in full which are reasonably satisfactory to the Global Administrative Agent.

I. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of the U.S. Borrower, stating that (i) no event or condition has occurred since December 31, 2007, which would reasonably be expected to have a Material Adverse Effect, and (ii) upon delivery of such certificate, all conditions precedent set forth in Section IV of this Amendment have been satisfied or waived by the Majority Lenders.

J. The Global Administrative Agent shall have received such other customary legal opinions, instruments and documents as any of the Global Administrative Agent, the Combined Lenders or their counsel may have reasonably requested.

V. Conditions Precedent to Amendment.  This Amendment shall be effective as of the date first set forth above when the following conditions precedent have been satisfied:

A. The Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

B. The Combined Borrowers shall have paid (i) to the Global Administrative Agent, for the pro rata benefit of the Consenting Combined Lenders, a fee in an aggregate amount equal to 25 basis points on the Global Borrowing Base as in effect on the date hereof, and (ii) all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred as of the date hereof, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to such applicable date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other Combined Loan Documents to be executed and delivered in connection herewith.

C. The Global Administrative Agent shall have received such other customary legal opinions, instruments and documents as any of the Global Administrative Agent, the Combined Lenders or their counsel may have reasonably requested.

VI. Reaffirmation of Representations and Warranties.  To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).

(ii) Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

(iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v) Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents or the Subject Transactions, after giving effect to the amendments and consents contained herein.  Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect.  The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi) No event or events have occurred since December 31, 2007 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

VII. Defined Terms.  Capitalized terms used herein when defined in the U.S. Credit Agreement (including, to the extent applicable, after giving effect to this Amendment) shall have the same meanings herein unless the context otherwise requires.

VIII. Reaffirmation of Combined Credit Agreements.  This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect.  All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

IX. Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

X. Severability of Provisions.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

XI. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.

XII. Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XIII. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).

XIV. No Oral Agreements.  THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

XV. Loan Document.  This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.,
a Delaware corporation, as U.S. Borrower

By:	/s/ MarLu Hiller
MarLu Hiller, Vice President – Treasurer

CANADIAN BORROWER

QUICKSILVER RESOURCES CANADA INC.,
an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ MarLu Hiller
MarLu Hiller, Vice President – Treasurer

Each of the undersigned (i) acknowledge, consent and agree to this Amendment and each of the terms and provisions contained herein, and (ii) agree that the Combined Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED, CONSENTED AND AGREED TO as of the date first above written:

COWTOWN GAS PROCESSING L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Vice President – Treasurer

[Signature Page]
Fifth Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By:	/s/ MarLu Hiller
Name:	MarLu Hiller,
Title:	Vice President – Treasurer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By:	/s/ MarLu Hiller
Name:	MarLu Hiller,
Title:	Vice President – Treasurer

COWTOWN PIPELINE L.P., a Texas limited partnership

By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Vice President – Treasurer

QUICKSILVER RESOURCES HORN RIVER INC., an Alberta, Canada corporation

By:	/s/ MarLu Hiller
Name:	MarLu Hiller,
Title:	Vice President – Treasurer

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AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

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JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

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BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

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BNP PARIBAS, as a U.S. Lender

By:	/s/ Russell Otts
Name:	RUSSELL OTTS
Title:	DIRECTOR

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

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FORTIS CAPITAL CORP., as a U.S. Lender

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ David Mills
Name:	David Mills
Title:	Director

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Lucy Walker
Name:	Lucy Walker
Title:	Vice President

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CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

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CITIBANK, N.A., as a U.S. Lender

By:	/s/ Amy Pinou
Name:	Amy Pinou
Title:	Vice President

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UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender

By:
Name:
Title:

[Signature Page]
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WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ David Brooks
Name:	DAVID BROOKS
Title:	VICE PRESIDENT

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TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito
Name:	DEBBI L. BRITO
Title:	AUTHORIZED SIGNATORY

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U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:
Name:
Title:

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COMPASS BANK, as a U.S. Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

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SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

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COMERICA BANK, as a U.S. Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Senior Vice President

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STERLING BANK, as a U.S. Lender

By:	/s/ Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

[Signature Page]
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CIBC INC., as a U.S. Lender

By:	/s/ Kathryn G. Casparian
Name:	Kathryn G. Casparian
Title:	Chief Administrative Officer

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KEYBANK, N.A., as a U.S. Lender

By:	/s/ Paul Pace
Name:	Paul Pace
Title:	Vice President

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EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By:	/s/ Janine Dopson
Name:	JANINE DOPSON
Title:	LOAN ASSET MANAGER

By:	/s/ Howard Clysdale
Name:	HOWARD CLYSDALE
Title:	PORTFOLIO MANAGER

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BARCLAYS BANK PLC, as a U.S. Lender

By:	/s/ Joseph Gyurindak
Name:	JOSEPH GYURINDAK
Title:	DIRECTOR

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Director

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Associate

[Signature Page]
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BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page]
Fifth Amendment to Combined Credit Agreements
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BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Chris Rice
Name:	Chris Rice
Title:	Vice President

By:	/s/ Jean-Philippe Cadot
Name:	Jean-Philippe Cadot
Title:	Director

[Signature Page]
Fifth Amendment to Combined Credit Agreements
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FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Doug Clark
Name:	Doug Clark
Title:	Director

By:	/s/ Cory Wallin
Name:	Cory Wallin
Title:	AVP

[Signature Page]
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THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Dan Lindquist
Name:	DAN LINDQUIST
Title:	MANAGING DIRECTOR

By:	/s/ Todd Kennedy
Name:	Todd Kennedy
Title:	Associate

[Signature Page]
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DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert A. Johnston
Name:	Robert A. Johnston
Title:	Director

By:	/s/ Marcellus Leung
Name:	MARCELLUS LEUNG
Title:	Assistant Vice President

[Signature Page]
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CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorized Signer

[Signature Page]
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UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Fifth Amendment to Combined Credit Agreements
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WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
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THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi L. Brito
Name:	DEBBI L. BRITO
Title:	AUTHORIZED SIGNATORY

[Signature Page]
Fifth Amendment to Combined Credit Agreements
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U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Kevin Jephcott
Name:	Kevin Jephcott
Title:	Principal Officer

[Signature Page]
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SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
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SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ Pierre Matuszewski
Name:	Pierre MATUSZEWSKI
Title:	Managing Director

By:	/s/ Paul Primavesi
Name:	Paul PRIMAVESI
Title:	Vice President

[Signature Page]
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COMERICA BANK, CANADA BRANCH, a Texas banking association and authorized foreign bank under the Bank Act (Canada), as a Canadian Lender

By:	/s/ Omer Ahmed
Name:	Omer Ahmed
Title:	Portfolio Manager

[Signature Page]
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CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Executive Director

By:	/s/ David Swain
Name:	David Swain
Title:	Managing Director

[Signature Page]
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KEYBANK, N.A., as a Canadian Lender

By:	/s/ Paul Pace
Name:	Paul Pace
Title:	Vice President

[Signature Page]
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BARCLAYS BANK PLC, as a Canadian Lender

By:	/s/ Joseph Gyurindak
Name:	JOSEPH GYURINDAK
Title:	DIRECTOR

[Signature Page]
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CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Bruce F. Wetherly
Name:	Bruce F. Wetherly
Title:	Director, CREDIT SUISSE, TORONTO BRANCH

[Signature Page]
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